EXHIBIT 10.16

                               EMPLOYMENT CONTRACT


1.       EMPLOYER AND EMPLOYEE:
         This contract of employment is executed and entered into by and between:
         "The EMPLOYER": Eugene Science, Inc. (CEO: Seung-kwon Noh)
         "The EMPLOYEE": SECHEON AN
                         (National Registration Number: 611009-1025920)

2.       TERMS AND CONDITIONS:
         The EMPLOYER and the EMPLOYEE agree on the following:
         1)       Duration of the Contract: From  01/06/2001 to _____________
                                                  (dd/mm/yy)     (dd/mm/yy)
         2)       Division/Team: MANUFACTURING
         3)       Position/Title: SENIOR VICE PRESIDENT
         4)       Salary: 50,000,000 Wons per year
         5)       Salary Payment Method
                  The monthly wage amount is equal to the annual salary amount (stated above) divided by 12 (twelve). The EMPLOYER will pay the EMPLOYEE the monthly wage on the 21st day of each month.
         6)       Severance/Retirement Pay
                  Refer to the Company Policy regarding Severance/retirement pay for executive officers.

3.       MISCELLANEOUS
         The Company Policy will be referred to for matters that are not specified herein.

CONTRACT DATE:    01/06/2001

THE EMPLOYER:     Seung-kwon Noh, CEO, Eugene Science

THE EMPLOYEE:     Name SECHEON AN (signature) /S/ SECHEON AN
                       ----------             --------------
                  Address 606-502 SHINWOO APARTMENT, SA-Z DONG
                          Ansan-City, Kyenggi-Do, Korea